----------------------------------------------------
                               THE NORTH CAROLINA
                               TAX FREE BOND FUND
              ----------------------------------------------------

                   a series of the Albemarle Investment Trust



                               ANNUAL REPORT 1996


                          FOR THE YEAR ENDED AUGUST 31


                               INVESTMENT ADVISOR
                             Boys, Arnold & Company
                            Post Office Drawer 5255
                            1272 Hendersonville Road
                      Asheville, North Carolina 28813-5255
                                 1-800-286-8038

                     THE NORTH CAROLINA TAX FREE BOND FUND
                          105 North Washington Street
                             Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863


                 This Report has been prepared for shareholders
                    and may be distributed to others only if
                      preceded or accompanied by a current
                                  prospectus.

BOYS, ARNOLD & COMPANY INVESTMENT COUNSEL LOGO HERE

September 26, 1996

Dear Shareholder:

We are pleased to report that your Fund has performed very well again this year. During the Fund's fiscal year ended August 31, 1996, the municipal bond market fluctuated dramatically but ended the period with positive returns. Long term interest rates declined early in the period, rebounded to new highs and ended the year slightly lower than where they started. Municipal bond prices were less affected by interest rate changes than taxable bonds due to the very limited supply of new municipal issues and strong demand.

During the year we focused on increasing the Fund's overall quality by purchasing mostly AAA-rated issues (many of which are credit enhanced with bond insurance). Our strategy has been to lengthen the average maturity of the portfolio during periods when interest rates were higher and invest in shorter term bonds when interest rates were at low levels. We have emphasized purchasing higher coupon bonds which tend to have more price stability and, consequently, are generally more conservative.

The Fund had a total return of +4.3% (which includes both income and price change) after all expenses for the fiscal year ended August 31, 1996. For the same period, the return for the Lehman Municipal Bond Index was +5.3%. During the year, the Fund maintained a shorter average maturity portfolio as well as higher overall quality than the Index. The net asset value per share at year-end was $10.32 and income paid during the year totaled $.48 per share. In addition to the positive performance, several noteworthy things occurred this past year.

In February, Morningstar, Inc. granted the Fund a 4 Star Rating for the Fund's first three years of operations ended January 31, 1996. Morningstar uses a risk-adjusted rating system that is expressed on a scale of 1 to 5 Stars and is an indication of how well a fund has balanced its risk and return in the past. The 4 Star rating indicates that the Fund produced above average returns in relation to the risk it incurred.* Morningstar evaluated 975 municipal bond funds, and of those, fewer than one third received a 4 Star or better rating.

Starting this month, the Fund began investing overnight cash balances in a North Carolina tax-free money market fund as a means of providing shareholders with 100% tax-free income (with the exception of the alternate minimum tax) to residents of North Carolina. In the past we have not had access to North Carolina municipal money market funds and, therefore, have used taxable overnight re-purchase obligations as the means for investing such balances. We believe that shareholders will find this new capability a significant enhancement. In calendar 1997 shareholders should be able to report virtually all income from the Fund as tax-free income.

The Nottingham Company, the Fund's Administrator, recently introduced their Shareholder Hotline (1-800-773-3863) which provides toll-free access to your personal account information and enables you to request information on the Fund. This new enhancement provides you with the capability to monitor the Fund and your account.

The objectives of the Fund remain to provide current income exempt from federal and North Carolina income taxes, to preserve capital, and to protect the portfolio against the effects of inflation.
Our continuing strategy is to maintain an intermediate average maturity portfolio of high quality North Carolina municipal bonds. We believe this will capture the majority of the income of longer term bonds, but with less risk to principal.

Municipal bonds offer one of the few alternatives available for investors to earn tax-free income. As always, we encourage investors to maintain a long term perspective with their investment in the Fund and to consider establishing or continuing a plan of regular investment. Your fund, which has no sales charges or loads is an efficient way to invest in a diversified portfolio of high quality North Carolina tax-free bonds.

In addition to the direct purchase of the Fund through The
Nottingham Company, the Fund's Administrator, shareholders can purchase and hold their shares through Wachovia Brokerage and Charles Schwab & Co.

We appreciate your continued trust and support, and we welcome your questions and comments. Please feel free to visit us if you are in the Asheville area.


Respectfully,

/s/ John B. Kuhns        /s/ Jon L. Vannice
--------------------     -------------------
John B. Kuhns            Jon L. Vannice


*Morningstar proprietary ratings reflect historical risk-adjusted performance. Subject to change monthly, ratings are calculated from a fund's 3, 5 and 10 year results (if available) in excess of the 90 day Treasury Bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90 day
T-Bill returns. 10% of the funds in an investment category receive
5 stars and 22.5% receive 4 stars. Past performance is no guarantee of future results. During the period covered by the rating, the Fund's Advisor and Administrator waived all or a portion of their fees and reimbursed a portion of the Fund's expense, which increased the total return and yield of the Fund.

                        THE NORTH CAROLINA TAX FREE BOND FUND

                              PORTFOLIO OF INVESTMENTS

                                 August 31, 1996


                                                           Principal       Interest       Maturity        Value
                                                            Amount           Rate           Date        (note 1)
                                                           ---------       --------       --------      --------
MUNICIPAL OBLIGATIONS - 96.85%

   Appalachian State University, North
      Carolina Utility System Revenue                        $150,000        5.90%        05-15-08      $157,673
   Buncombe County, North Carolina
      Public Improvement General Obligation                   100,000        5.80%        02-01-09       103,327
   Buncombe County, North Carolina
      Solid Waste System Special Obligation Revenue           200,000        5.60%        03-01-11       201,573
   Cary, North Carolina
      General Obligation                                      100,000        5.50%        02-01-04       103,654
   Catawba County, North Carolina
      Hospital Revenue                                        100,000        6.20%        10-01-09       106,136
   Charlotte-Mecklenburg Hospital
      Authorized North Carolina Health Care
            System Revenue                                    100,000        5.75%        01-01-12        99,488
   Charlotte, North Carolina Series A
      General Obligation                                      100,000        5.25%        07-01-03       102,824
   Charlotte, North Carolina Water &
      Sewer General Obligation                                100,000        5.70%        02-01-06       105,024
   Charlotte, North Carolina Law Enforcement
      Facilities Project Series A Certificate
      of Participation                                        100,000        6.10%        12-01-15       101,596
   Cleveland County, North Carolina
      General Obligation                                      100,000        5.10%        06-01-03       101,751
   Concord, North Carolina Utilities
      System Revenue                                          100,000        5.75%        12-01-17        99,176
   Concord, North Carolina Utilities
      System Revenue                                          125,000        5.50%        12-01-14       122,392
   Dare County, North Carolina Utilities
      System Revenue                                          100,000        5.75%        06-01-14       100,357
   Durham, North Carolina Public Improvement
      General Obligation                                      100,000        5.10%        02-01-07        99,874
   Durham, North Carolina
      General Obligation Revenue                              100,000        5.80%        02-01-12       102,750
   Fayetteville, North Carolina Public
      Works Commission Revenue                                100,000        4.80%        03-01-07        96,967
   Fayetteville, North Carolina Public
      Works Commission Revenue                                150,000        5.13%        03-01-10       145,396
   Forsyth County, North Carolina
      General Obligation                                      200,000        4.75%        02-01-13       182,367
   Gaston, North Carolina
      General Obligation                                      175,000        5.70%        03-01-11       177,961
   Gastonia, North Carolina Combined
      Utilities System Revenue                                 90,000        5.70%        05-01-06        94,188
   Gastonia, North Carolina Police Station
      Project Certificate Participation                       100,000        5.70%        08-01-15        98,741


(Continued)
                     THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996
                                                           Principal       Interest       Maturity        Value
                                                            Amount           Rate           Date        (note 1)
                                                           ---------       --------       --------      --------
MUNICIPAL OBLIGATIONS (Continued)

   Greensboro, North Carolina
      General Obligation Unlimited                           $200,000        5.00%        03-01-12      $188,152
   Greensboro, North Carolina Public Improvement
      Series A General Obligation                             100,000        5.80%        04-01-07       104,890
   Greenville, North Carolina Combined
      Enterprise System Revenue                               100,000        6.00%        09-01-10       102,891
   Hickory, North Carolina
      General Obligation                                      100,000        6.50%        05-01-10       107,199
   High Point, North Carolina
      General Obligation Revenue                              100,000        5.60%        03-01-13        99,120
   High Point, North Carolina
      General Obligation                                      200,000        5.00%        03-01-15       182,837
   Mecklenburg County, North Carolina
      Public Improvement General Obligation                   150,000        5.40%        04-01-04       155,424
   Mecklenburg County, North Carolina
      Public Improvement General Obligation                   200,000        5.50%        04-01-11       200,422
   Morganton, North Carolina Water
      & Sewer General Obligation Revenue                      100,000        5.70%        06-01-14       100,033
   North Carolina Central University
      Housing System Revenue                                  200,000        5.80%        11-01-17       199,722
   North Carolina Housing Finance Agency
      Multifamily Series A Revenue                            100,000        5.80%        07-01-13       101,620
   North Carolina Medical Care Commission
      Memorial Mission Hospital Project Revenue               100,000        6.00%        10-01-12       103,016
   North Carolina Medical Care Commission
      Carolina Medicorp Project Revenue                       200,000        5.50%        05-01-15       191,226
   North Carolina Municipal Power Agency -
      Number 1 - Catawba Electric Revenue                     100,000        6.00%        01-01-09       106,116
   North Carolina Municipal Power Agency -
      Number 1 - Catawba Electric Revenue                     100,000        5.75%        01-01-15        99,972
   North Carolina Municipal Power Agency -
      Number 1 - Catawba Electric Revenue                     100,000        6.00%        01-01-15        98,070
   North Carolina State Clean Water
      Series A General Obligation                             100,000        5.20%        06-01-10        97,913
   North Carolina State Clean Water
      Series A General Obligation                             100,000        5.80%        06-01-16       100,965
   Onslow County, North Carolina
      General Obligation                                      100,000        5.70%        03-01-13       100,673
   Pitt County, North Carolina
      General Obligation                                      100,000        6.10%        06-01-08       105,837
   Pitt County, North Carolina Memorial
      Hospital Revenue                                        100,000        5.50%        12-01-15        95,255
   Raleigh, North Carolina
      General Obligation                                      100,000        6.50%        03-01-08        108,624



(Continued)

                     THE NORTH CAROLINA TAX FREE BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996

                                                           Principal       Interest       Maturity        Value
                                                             Amount           Rate           Date        (note 1)
                                                           ---------       --------       --------       --------
MUNICIPAL OBLIGATIONS (Continued)

   Raleigh, North Carolina
      General Obligation Unlimited                           $200,000        5.25%        06-01-12      $194,060
   Rowan County, North Carolina
      General Obligation                                      150,000        5.60%        05-01-10       151,854
   Salisbury, North Carolina Water & Sewer
      General Obligation                                      100,000        5.30%        05-01-11        96,958
   Union County, North Carolina
      Enterprise System Revenue                               100,000        5.35%        06-01-09        99,830
   Union County, North Carolina
      Series A General Obligation                             100,000        5.20%        06-01-12        95,971
   Wake County, North Carolina Industrial
      Facilities & Pollution Control Financing
      Authority Revenue                                       100,000        6.90%        04-01-09       108,191
   Wilmington, North Carolina Water
      General Obligation Revenue                              100,000        5.60%        06-01-11        99,811
   Winston-Salem, North Carolina
      General Obligation                                      100,000        5.50%        06-01-12        99,065
                                                                                                       ----------
   Total Municipal Obligations (Cost $6,142,439)                                                       6,198,932
                                                                                                       ----------
REPURCHASE AGREEMENT (a) - 1.69%
      Wachovia Bank                                           108,005        5.28%        09-03-96       108,005
                                                                                                       ----------
      (Cost $108,005)


Total Value of Investments (Cost $6,250,444 (b))                                          98.54%       6,306,937
Other Assets In Excess of Liabilities                                                      1.46%          93,570
                                                                                         ---------    -----------
   Net Assets                                                                            100.00%      $6,400,507
                                                                                         ========     ==========

   (a) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Nottingham funds.

   (b) Aggregate cost for financial reporting and federal income tax purposes is the same. Unrealized appreciation (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

      Unrealized appreciation                      $108,476
      Unrealized depreciation                       (51,983)
                                                   ----------
                 Net unrealized appreciation        $56,493
                                                   ==========

See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996

ASSETS
   Investments, at value (cost $6,250,444)                                 $6,306,937
   Interest receivable                                                        104,985
   Due from advisor (note 2)                                                       83
                                                                           ----------
      Total assets                                                          6,412,005
                                                                           ==========
LIABILITIES
   Accrued expenses                                                             3,207
   Disbursements in excess of cash on demand deposit                            8,291
                                                                            ----------
      Total liabilities                                                        11,498
                                                                            ----------
NET ASSETS
   (Applicable to 619,911 shares outstanding; unlimited
   shares of no par value beneficial interest authorized)                  $6,400,507
                                                                           ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
   ($6,400,507 (divided by) 619,911 shares)                                    $10.32
                                                                            =========

NET ASSETS CONSIST OF
   Paid-in capital                                                         $6,437,765
   Undistributed net realized loss on investments                             (93,751)
   Net unrealized appreciation on investments                                  56,493
                                                                           ----------
                                                                           $6,400,507
                                                                           ==========

See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                            STATEMENT OF OPERATIONS

                           Year ended August 31, 1996

INVESTMENT INCOME

   Income
      Interest                                                         $284,126
                                                                      ----------
   Expenses
      Fund accounting fees (note 2)                                      21,000
      Investment advisory fees (note 2)                                  18,238
      Professional fees                                                  17,594
      Shareholder servicing fees (note 3)                                13,027
      Fund administration fees (note 2)                                   7,816
      Minimum operating fees (note 2)                                     5,667
      Custody fees                                                        5,628
      Securities pricing fees                                             4,070
      Shareholder recordkeeping fees                                      1,333
      Registration and filing administration fees                           184
      Trustee fees and meeting expenses                                   6,360
      Other operating expenses                                            5,470
      Shareholder servicing expenses                                      5,118
      Registration and filing expenses                                    2,652
      Printing expenses                                                   2,572
                                                                      ----------

         Total expenses                                                 116,729
                                                                      ----------

         Less:
            Expense reimbursements (note 2)                             (27,692)
            Investment advisory fees waived (note 2)                    (18,238)
            Fund administration fees waived (note 2)                     (7,816)
            Minimum operating fees waived (note 2)                       (5,667)
            Shareholder servicing fees waived (note 3)                  (13,027)
                                                                      ----------

            Total waived fees                                           (72,440)
                                                                      ----------

         Net expenses                                                    44,289
                                                                      ----------

            Net investment income                                       239,837
                                                                      ----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

   Net realized gain from investment transactions                         8,543
   Decrease in unrealized appreciation on investments                   (64,001)
                                                                      ----------

      Net realized and unrealized loss on investments                   (55,458)
                                                                      ----------

         Net increase in net assets resulting from operations          $184,379
                                                                       =========

See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                      Year ended        Year ended
                                                                      August 31,        August 31,
                                                                         1996              1995
                                                                     ------------       ----------
INCREASE IN NET ASSETS

  Operations
     Net investment income                                                $239,837          $134,527
     Net realized gain (loss) from investment transactions                   8,543           (83,088)
     Increase (decrease) in unrealized appreciation on investments         (64,001)          161,103
                                                                         ----------         ---------
        Net increase in net assets resulting from operations               184,379           212,542
                                                                         ----------         ---------

  Distributions to shareholders from
     Net investment income                                                (241,358)         (133,006)
                                                                         ----------         ---------

  Capital share transactions
     Increase in net assets resulting from capital share transaction     2,274,337           174,560
                                                                         ----------         ---------

           Total increase in net assets                                  2,217,358           254,096

NET ASSETS

  Beginning of period                                                    4,183,149         3,929,053
                                                                         ----------         ---------

  End of period (including undistributed net investment income          $6,400,507        $4,183,149
           of $0 in 1996 and $1,521 in 1995)                            ==========       ===========



(a) A summary of capital share activity follows:

                                   Year ended                                   Year ended
                                 August 31, 1996                              August 31, 1995
                               Shares      Value                           Shares        Value
                               ------      -----                           ------        -----
Shares sold                    273,835   $2,873,661                        262,514     $2,637,430
Shares issued for reinvestment
  of distributions              19,626      204,428                         10,102        101,474
                               --------   ---------                        --------    -----------
                               293,461   3,078,089                         272,616      2,738,904

Shares redeemed                (77,223)   (803,752)                       (261,060)    (2,564,344)
                               --------   ---------                        --------    -----------

  Net increase                 216,238   $2,274,337                         11,556       $174,560
                              =========  ==========                         ========   ===========

See accompanying notes to financial statements

                     THE NORTH CAROLINA TAX FREE BOND FUND

                              FINANCIAL HIGHLIGHTS

                (For a Share Outstanding Throughout the Period)

                                                                                                               For the
                                                                                                             period from
                                                                                                           January 13, 1993
                                                                                                            (commencement
                                                      Year ended         Year ended     Year ended        of operations) to
                                                      August 31,          August 31,     August 31,           August 31,
                                                          1996              1995           1994                 1993
                                                      -----------        ----------     -----------       ------------------
Net asset value, beginning of period                    $10.36             $10.02         $10.40               $10.00

  Income from investment operations
    Net investment income                                 0.48               0.45           0.42                 0.24
    Net realized and unrealized loss on investment       (0.04)              0.34          (0.38)                0.40
                                                        -------            --------       -------               -----
       Total from investment operations                   0.44               0.79           0.04                 0.64
                                                        -------            --------       -------               -----

  Distributions to shareholders from
    Net investment income                                (0.48)             (0.45)         (0.42)               (0.24)
                                                        -------            --------       -------               ------

Net asset value, end of period                          $10.32             $10.36         $10.02               $10.40
                                                        =======            ========       =======              =======
Total return                                              4.33%              8.16%          0.38%             10.43%(a)
                                                        =======            ========       =======             =========

Ratios/supplemental data

  Net assets, end of period                           $6,400,507         $4,183,149     $3,929,053          $2,423,995
                                                       =========          =========      =========           =========
  Ratio of expenses to average net assets
    Before expense reimbursements and waived fees         2.24%              2.76%          3.26%              3.50%(a)
    After expense reimbursements and waived fees          0.85%              0.85%          0.84%              0.77%(a)

  Ratio of net investment income to average net assets
    Before expense reimbursements and waived fees         3.21%              2.65%          1.67%              1.25%(a)
    After expense reimbursements and waived fees          4.60%              4.56%          4.09%              3.98%(a)

  Portfolio turnover rate                                 9.96%             83.12%         22.82%              0.00%(a)



(a) Annualized.

See accompanying notes to financial statements

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The North Carolina Tax Free Bond Fund (the "Fund") is a non-diversified series of shares of beneficial interest of the Albemarle Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940. The Fund began operations on January 13, 1993. The investment objective is to provide current income exempt from Federal income taxes and from the personal income taxes of North Carolina, to preserve capital, and to protect the value of the portfolio against the effects of inflation. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price on the day of valuation. Other securities are valued at the most recent bid price. Securities for which market quotations are not readily available are valued by an independent pricing service which takes into consideration institutional bid and last sale prices, securities prices, yields, maturities, call features, ratings and institutional trading in similar groups of securities; or if not available from the pricing service, the value of a security is determined following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

                  The Fund invests in debt instruments of municipal issuers within the state of North Carolina. The issuers' abilities to meet their obligations may be affected by economic developments in the state of North Carolina.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net realized gains (losses) may differ for financial statements and tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for tax purposes.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis.

         D. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Fund generally declares dividends daily, payable monthly on a date selected by the Fund's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31. For the year ended August 31, 1996, 97% of the distributions paid from net investment income qualify as tax-exempt dividends to non-corporate shareholders.

                  The Fund has capital loss carryforwards for federal income tax purposes of $69,382 which expire in the year 2003. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.


                                                                   (Continued)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1996



                  Of the $241,358 of distributions to shareholders ($0.48 per share) during the fiscal year ended August 31, 1996, the Fund has determined that $234,117 ($0.47 per share) qualify as exempt-interest dividends for federal income tax purposes. Shareholders are advised to consult with their professional tax advisor regarding the state income tax implications of these distributions.

         E. Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimates.

         F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement (commenced April 1, 1994), Boys, Arnold & Company, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.35% of the Fund's average daily net assets. Prior to April 1, 1994, T. Leavell & Associates acted as investment advisor to the Fund and received a fee at the annual rate of 0.25% of the Fund's first $100 million of average daily net assets and 0.10% of average daily net assets over $100 million. For the fiscal year ending August 31, 1996, the Advisor has voluntarily waived its fees amounting to $18,238 ($0.04 per share) and has reimbursed the Fund for operating expenses totalling $27,692 to limit those expenses to no more than 0.85% of the average annual net assets of the Fund.

         The Fund's administrator, The Nottingham Company, L.L.C. (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for

                                                                    (Continued)

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1996


         the aforementioned administrative, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. The Administrator has voluntarily waived fees of $13,483 ($0.02 per share) for the fiscal year ending August 31, 1996.

         Certain trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - SHAREHOLDER SERVICING FEES

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, adopted a Shareholder Servicing Fee Plan (the "Plan"). The Plan regulates the manner in which a regulated investment company may assume expenses from the servicing and maintenance of shareholder accounts.

         The Plan provides that the Fund may incur certain expenses for payment to persons for providing services including, but not limited to, responding to shareholder inquiries, providing information on shareholders' investments in the Fund, and providing such other shareholder services as the Trust may reasonably request. The basis for amounts paid under the Plan is determined by the Board of Trustees. Expenses pursuant to the Plan may not exceed 0.25% of the Fund's average daily net assets per annum since inception of the Plan, nor exceed 0.25% per annum of the average net assets of the shareholder accounts being serviced. Such fees were waived in their entirety in the current year.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $2,815,020 and $501,761, respectively, for the fiscal year ended August 31, 1996.






                     THE NORTH CAROLINA TAX FREE BOND FUND

                    Performance Update - $10,000 Investment
             For the period from January 13, 1993 (commencement of
                         operations) to August 31, 1996

                                    [GRAPH]

                    The North Carolina                      The Lehman Brothers
Date                Tax Free Bond Fund                      Muni Bond Fund

01/13/93                10,000.00                               10,000.00
01/31/93                10,085.00                               10,128.76
02/28/93                10,366.28                               10,494.99
03/31/93                10,214.84                               10,384.09
04/30/93                10,239.00                               10,489.04
05/31/93                10,290.93                               10,547.62
06/30/93                10,470.17                               10,724.00
07/31/93                10,457.25                               10,737.78
08/31/93                10,655.97                               10,961.47
09/30/93                10,785.32                               11,086.47
10/31/93                10,777.06                               11,107.77
11/30/93                10,727.07                               11,009.71
12/31/93                10,870.98                               11,242.17
01/31/94                10,970.77                               11,370.61
02/28/94                10,724.26                               11,076.13
03/31/94                10,494.49                               10,625.00
04/29/94                10,517.04                               10,715.23
05/30/94                10,589.09                               10,807.96
06/30/94                10,524.93                               10,744.99
07/31/94                10,670.45                               10,938.91
08/31/94                10,696.41                               10,976.82
09/30/94                10,504.00                               10,815.79
10/31/94                10,357.86                               10,623.75
11/30/94                10,228.52                               10,431.39
12/31/94                10,430.91                               10,661.03
01/31/95                10,709.17                               10,965.85
02/28/95                11,019.31                               11,284.77
03/31/95                11,114.20                               11,414.47
04/30/95                11,140.00                               11,427.94
05/31/95                11,475.72                               11,792.61
06/30/95                11,341.49                               11,689.54
07/31/95                11,447.43                               11,800.13
08/31/95                11,568.85                               11,949.87
09/30/95                11,614.06                               12,025.38
10/31/95                11,782.58                               12,200.19
11/30/95                11,962.87                               12,402.88
12/31/95                12,091.30                               12,521.93
01/31/96                12,204.96                               12,616.54
02/29/96                12,102.77                               12,531.33
03/31/96                11,884.98                               12,371.24
04/30/96                11,850.86                               12,336.15
05/31/96                11,804.47                               12,331.45
06/30/96                11,920.41                               12,465.85
07/31/96                12,059.26                               12,578.63
08/31/96                12,069.76                               12,575.81

This graph depicts the performance of The North Carolina Tax Free Bond Fund versus the Lehman Brothers Muni Bond Index. It is important to note The North Carolina Tax Free Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                          Average Annual Total Return

  Since Inception         One year ended       Three years ended
January 13, 1993 to       August 31, 1996       August 31, 1996
  August 31, 1996

      5.31%                    4.33%                 4.24%

 . The graph assumes an initial $10,000 investment at January 13, 1993, and that all dividends and distributions are reinvested.

 . At August 31, 1996, the Fund would have grown to $12,069.76 - total investment return of 20.70% since January 13, 1993.

 . At August 31, 1996, a similar investment in the Lehman Brothers Muni Bond
  Index would have grown to $12,575.81 - total investment return of 25.76% since January 13, 1993.

 . Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.